UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2004

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)

(510) 572-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition

On October 13, 2004, Lam Research Corporation (the Company) issued a press release announcing its earnings for the fiscal quarter ended September 26, 2004, the text of which is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

On October 13, 2004, Lam Research Corporation issued a press release announcing that its Board of Directors has authorized the repurchase of up to $250 million of the Company’s common stock from the public market or in private purchases. A copy of the press release issued by Lam Research Corporation on October 13, 2004 is attached as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated October 13, 2004 announcing earnings for the quarter ended September 26, 2004
99.2	Press Release dated October 13, 2004 announcing $250 million share repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2004

LAM RESEARCH CORPORATION
By:	/s/ Martin B. Anstice
Martin B. Anstice
Vice President, Finance,
Chief Financial Officer, and
Chief Accounting Officer

EXHIBIT INDEX

99.1	Press Release dated October 13, 2004 announcing earnings for the quarter ended September 26, 2004
99.2	Press Release dated October 13, 2004 announcing $250 million share repurchase program